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                      SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of report: October 22, 2003
                Date of earliest event reported: October 22, 2003

                                 PFIZER INC.
           (Exact name of registrant as specified in its charter)

           Delaware                1-3619                13-5315170
      (State or other         (Commission File        (I.R.S. Employer
       jurisdiction of           (Number)           Identification No.)
       incorporation)

      235 East 42nd Street                               10017
      New York, New York                              (Zip Code)
                  (Address of principal executive offices)

              Registrant's telephone number, including area code:
                               (212) 573-2323

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Item 7(c).  Exhibits

Exhibit 99  -  Press Release of Pfizer Inc. dated
               October 22, 2003, reporting Pfizer's financial results for the third quarter of 2003.

Item 12. Results of Operations and Financial Condition

On October 22, 2003, Pfizer Inc. issued a press release announcing its financial results for the third quarter of 2003. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

                                   SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.

                            PFIZER INC.


                            By:  /s/Margaret M.Foran
                                 ----------------------------
                                 Margaret M. Foran
                                 Title: Vice President-Corporate
                                 Governance and Secretary

Dated: October 22, 2003
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                                 EXHIBIT INDEX

Exhibit No.    Description

99 Press Release of Pfizer Inc. dated October 22, 2003, reporting Pfizer's financial results for the third quarter of 2003.